Annual Meeting of Shareholders May 22, 2008 Exhibit 99.1

FORWARD - LOOKING STATEMENTS
Today’s presentation may contain “forward-looking statements” which may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,”
“planned,” “estimated,” and “potential.” Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to:
general and local economic conditions;
changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition;
changes in accounting principles, policies, or guidelines;
changes in legislation or regulation; and
other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services.
Any or all of our forward-looking statements in today’s presentation or in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties. Consequently, no forward-looking statements can be guaranteed. We disclaim any obligation to subsequently revise any forward-
looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events.

C O M M U N I T Y B A N K I N G R E D E F I N E D James C. Hagan, President and Chief Operating Officer

Overview
•
Headquartered in Westfield, MA
•
11 branch offices located
throughout Hampden County
•
Strategic Focus is Commercial &
Industrial Relationships
•
Westfield Bank has not conducted
any subprime lending programs

2007 Milestones
•
Posted record earnings of $8.7 million.
•
Total assets exceeded $1 billion.
•
Commercial loan portfolio surpassed
$300 million.
•
New branch opened in June 2007, which
is open seven days a week.
•
Switched to NASDAQ stock exchange in
August 2007.

•
Commercial and Industrial Relationships
(C & I)
• Non-Real Estate
• Owner-Occupied Commercial Real Estate
•
$5 million -
$15 million niche for “mid-sized
businesses”
•
WB has developed the capital, expertise,
culture, & reputation to support business
development.
Strategic Focus

WESTFIELD FINANCIAL, INC. SELECTED FINANCIAL HIGHLIGHTS Leo R. Sagan Jr., Vice President and Controller

Capital Management
Possible uses of capital:
•
Pay dividends to shareholders
•
Repurchase shares of our common stock
•
Fund organic growth or leverage the
balance sheet
•
Finance acquisitions of other financial
institutions or other businesses related to
banking

Dividends Paid to Shareholders 2008 Regular Dividends $ 0.10 Special Dividends 0.15 Year-to-Date 2008 $ 0.25 2007 Regular Dividends $ 0.20 Special Dividends 0.20 Calendar Year 2007 $ 0.40

Stock Repurchase Plan On January 22, 2008 the Board of Directors approved a 10% stock repurchase plan. As of May 8, 2008 Westfield Financial had net repurchases of 252,453 shares.

Total Assets 795 797 805 997 1,039 1,083 $700 $800 $900 $1,000 $1,100 $1,200 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Mar-08

40.00
30.00
20.00
10.00
0.00
15.69
14.81
14.39
29.03
27.75
26.00
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Mar-08

Stockholders’ Equity / Total Assets Ratio

Residential Real Estate Loans
$102.7
25%
Commercial & Industrial Loans
$123.8
29%
Consumer Loans
$5.0
1%
Commercial Real Estate Loans, owner occupied
$89.3
21%
Commercial Real Estate Loans, non-owner occupied
$102.7
24%

Total Loan Portfolio March 2008 (dollars in millions)

Millions
$150
$120
$90
$60
$30
$0
85
95
100
100
117
124
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Mar-08

Commercial & Industrial Loans

$225
$150
$75
$0
Millions
131
144
170
175
189
192
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Mar-08

Commercial Real Estate Loans

Nonperforming Loans 3.0 1.2 1.0 1.9 2.2 1.8 $0 $1 $2 $3 $4 $5 $6 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Mar-08

$675
$650
$625
$600
$575
Millions
645
627
637
645
620
612
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Mar-08

Total Deposits and Customer Repurchase Agreements

Millions
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
3.7
6.3
6.2
4.7
8.7
1.9
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Mar-08

Net Income

Diluted Earnings Per Share 0.11 0.20 0.20 0.15 0.29 0.06 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Mar-08

Index Value
250
225
200
175
150
125
100
75
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
Westfield Financial, Inc.
Russell 2000
NASDAQ Bank

Total Return Performance

WESTFIELD FINANCIAL, INC Thank You